MetLife, Inc. Investor Day
December 6, 2004
Agenda

Time	Topic	Presenters
7:30 a.m. to 8:00 a.m.	Registration / Continental Breakfast

8:00 a.m. to 8:05 a.m.	Outline of Day	Tracey A. Dedrick

8:05 a.m. to 8:20 a.m.	Corporate Overview	Robert H. Benmosche

8:20 a.m. to 8:35 a.m.	Investments	Leland C. Launer, Jr.

8:35 a.m. to 9:20 a.m.	Financial Outlook	William J. Wheeler

9:20 a.m. to 9:40 a.m.	Revenue Businesses Overview	C. Robert Henrikson

9:40 a.m. to 9:55 a.m.	Business Finance	Stanley J. Talbi

9:55 a.m. to 10:10 a.m.	Break

10:10 a.m. to 11:15 a.m.	Individual Business
	Individual Overview	Lisa M. Weber
	Annuity & Life	Hugh C. McHaffie

11:15 a.m. to 12:30 p.m.	Institutional Business
	Institutional Overview / Project 1	Maria R. Morris
	Critical Illness / Long Term Care	Craig J. Guiffre
	Payout Annuities	Presley F. Surratt

12:30 p.m. to 1:00 p.m.	Buffet Lunch and Break – No Presentations

1:00 p.m. to 1:25 p.m.	Auto & Home	Catherine A. Rein

1:25 p.m. to 1:45 p.m.	International	William J. Toppeta

1:45 p.m. to 2:00 p.m.	MetLife Bank	Shailendra Ghorpade

2:00 p.m. to 2:30 p.m.	Open Question & Answer	All

Safe Harbor Statement These materials contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in the operations and financial results and the business and the products of MetLife, Inc. and its subsidiaries (collectively, the "Company"), as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend" and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Actual results may differ materially from those included in the forward-looking statements as a result of risks and uncertainties including, but not limited to, the following: (i) changes in general economic conditions, including the performance of financial markets and interest rates; (ii) heightened competition, including with respect to pricing, entry of new competitors and the development of new products by new and existing competitors; (iii) unanticipated changes in industry trends; (iv) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (v) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life; (vi) catastrophe losses; (vii) adverse results or other consequences from litigation, arbitration or regulatory investigations; (viii) regulatory, accounting or tax changes that may affect the cost of, or demand for, the Company's products or services; (ix) downgrades in the Company's or its affiliates' claims paying ability, financial strength or credit ratings; (x) changes in rating agency policies or practices; (xi) discrepancies between actual claims experience and assumptions used in setting prices for the Company's products and establishing the liabilities for the Company's obligations for future policy benefits and claims; (xii) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xiii) the effects of business disruption or economic contraction due to terrorism or other hostilities; (xiv) the Company's ability to identify and consummate on successful terms any future acquisitions , and to successfully integrate acquired businesses with minimal disruption, and (xv) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the Securities and Exchange Commission, including its S-1 and S-3 registration statements. The Company specifically disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at this conference and contained in the written materials provided include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings per diluted share and operating return on equity ("ROE"). MetLife believes these measures enhance the understanding and comparability of its performance by excluding the net effect of investment gains and losses and directly related charges or credits, net of income taxes, which can fluctuate significantly from period to period, and the cumulative effect of a change in accounting, net of income taxes, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as net income, excluding net investment gains and losses and directly related charges or credits, net of income taxes, and the impact from the cumulative effect of a change in accounting, net of income taxes. Discontinued operations and scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings per diluted share is calculated by dividing operating earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. Operating return on equity is calculated by dividing operating earnings as defined above by average equity for the period indicated, excluding accumulated other comprehensive income.

Explanatory Note on Non-GAAP Financial Information - Cont'd. For the historical periods presented, reconciliations of the non- GAAP measures used in this presentation to the most directly comparable GAAP measures are included in Appendix A to this presentation and are on the Investor Relations portion of the Company's website (www.metlife.com). Additional information about MetLife's historical financial results is available in the Company's Quarterly Financial Supplements which may be accessed through the Company's Website. The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures. In this presentation, MetLife provides guidance on its future earnings, earnings per share and return on equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income.

Robert H. Benmosche, Chairman & CEO Corporate Overview ..00 ..01 ..02 ..03 ..04 Investor Day 2004

2004 Operating Commitments ($ Millions)

2004 - Strong Financial Performance Restored Strong Ratings Increased the Dividend ($0.23 to $0.46) Increased Share Buybacks ($700mm) Increased Book Value per Share ($24.11 to $26.75) Strategic Acquisitions & Divestitures

2004 - Strengthened our Organization Financial Controls & Reporting Risk Management Corporate Governance Strengthen Organizational Focus

2004 - Invested for Future Growth Business Effectiveness Technology Enhancements Product Development Broadening Distribution

MET S&P 500 S&P Insurance 12/31/2003 1 1 1 1/1/2004 0.998366543 0.998453097 1.001424198 1/2/2004 0.996733086 0.996906195 1.002848395 1/5/2004 1.006831126 1.00926319 1.011492734 1/6/2004 0.998515028 1.010567307 1.008379419 1/7/2004 0.989011018 1.012959486 1.013479969 1/8/2004 0.9824771 1.017986905 1.017918071 1/9/2004 0.977724976 1.008939439 1.019209811 1/12/2004 0.969112056 1.013768918 1.031994182 1/13/2004 0.975943064 1.008363845 1.02593322 1/14/2004 0.988417017 1.0167278 1.034875628 1/15/2004 0.982180041 1.018103824 1.03341833 1/16/2004 0.987229105 1.025100647 1.037326596 1/19/2004 0.988120062 1.024624022 1.034594135 1/20/2004 0.989011018 1.024147398 1.031861674 1/21/2004 1.008613039 1.032106581 1.04703081 1/22/2004 1.013068103 1.028796942 1.042658912 1/23/2004 1.006831126 1.026647604 1.036299878 1/26/2004 1.005346006 1.039076507 1.044414279 1/27/2004 0.997624057 1.028895967 1.033285921 1/28/2004 0.994654113 1.0148931 1.027920353 1/29/2004 0.994357053 1.019956418 1.036862866 1/30/2004 0.996436026 1.017276387 1.04292393 2/2/2004 1.014850016 1.020990687 1.05729811 2/3/2004 1.031185122 1.0216832 1.060047049 2/4/2004 1.020196021 1.013130419 1.049779745 2/5/2004 1.023760114 1.014992015 1.061934927 2/6/2004 1.03861013 1.027735777 1.073394507 2/9/2004 1.035937127 1.025082752 1.070877337 2/10/2004 1.054351117 1.030235983 1.083363739 2/11/2004 1.050193142 1.041225955 1.093796601 2/12/2004 1.023166114 1.036144632 1.094657761 2/13/2004 1.02910615 1.030478824 1.093266663 2/16/2004 1.0381646 1.035506133 1.098002887 2/17/2004 1.04722305 1.040533441 1.102739111 2/18/2004 1.050193142 1.035883787 1.096744354 2/19/2004 1.04752011 1.031603005 1.088663 2/20/2004 1.035937127 1.02894987 1.08823242 2/23/2004 1.035343127 1.026143918 1.088133066 2/24/2004 1.032670094 1.02443514 1.083926727 2/25/2004 1.032076093 1.028554211 1.086410746 2/26/2004 1.033858125 1.029669391 1.087536822 2/27/2004 1.043956165 1.029696287 1.089590364 3/1/2004 1.04752011 1.039616092 1.0915775 3/2/2004 1.039798042 1.033437595 1.089755926 3/3/2004 1.051381173 1.035173379 1.100784926 3/4/2004 1.059400063 1.038626834 1.102871519 3/5/2004 1.051678114 1.040416522 1.0974729 3/8/2004 1.043362135 1.031728816 1.093597886 3/9/2004 1.041283133 1.025775155 1.085350974 3/10/2004 1.017820078 1.010765136 1.068459621 3/11/2004 0.994060083 0.995377352 1.049945409 3/12/2004 1.01871105 1.007779248 1.063690297 3/15/2004 1.010098011 0.993317816 1.042526401 3/16/2004 1.014553075 0.998902715 1.054946499 3/17/2004 1.038016129 1.010639215 1.072765215 3/18/2004 1.058806181 1.009353102 1.079753643 3/19/2004 1.041283133 0.998075388 1.066207467 3/22/2004 1.032967065 0.985142799 1.05130335 3/23/2004 1.033264124 0.983838682 1.048256243 3/24/2004 1.025245086 0.981482402 1.038585084 3/25/2004 1.042174104 0.997544695 1.053422997 3/26/2004 1.04781708 0.996528541 1.051634473 3/29/2004 1.063261097 1.009488027 1.065809941 3/30/2004 1.065340099 1.013562087 1.068857048 3/31/2004 1.059697123 1.012851569 1.06653859 4/1/2004 1.0659341 1.018211741 1.085847758 4/2/2004 1.077220141 1.026881443 1.097174831 4/5/2004 1.088803153 1.034759605 1.114496763 4/6/2004 1.087021092 1.032592263 1.109628082 4/7/2004 1.067122131 1.025730254 1.107673996 4/8/2004 1.067716161 1.024641971 1.115556635 4/9/2004 1.072616636 1.027286049 1.118520862 4/12/2004 1.077517112 1.029930126 1.121485089 4/13/2004 1.054351117 1.015756436 1.10138117 4/14/2004 1.050490083 1.01461436 1.093233513 4/15/2004 1.042174104 1.015216851 1.089921487 4/16/2004 1.045441137 1.02040609 1.099261424 4/19/2004 1.03831307 1.021494263 1.095816887 4/20/2004 1.017820078 1.005602903 1.074123159 4/21/2004 1.015147075 1.010944961 1.075779172 4/22/2004 1.032967065 1.025190669 1.090120301 4/23/2004 1.026136057 1.02579316 1.086311389 4/26/2004 1.020196021 1.021233528 1.077799558 4/27/2004 1.035343127 1.023553799 1.07809763 4/28/2004 1.015147075 1.009434123 1.062994798 4/29/2004 1.017820078 1.001771684 1.063557786 4/30/2004 1.024651086 0.995845029 1.060378271 5/3/2004 1.035937127 1.005009304 1.06448515 5/4/2004 1.027324088 1.006862009 1.060643187 5/5/2004 1.011880072 1.008642694 1.058854766 5/6/2004 1.017523019 1.001861596 1.051833188 5/7/2004 0.993169022 0.988110572 1.035008138 5/10/2004 0.986338015 0.977696194 1.025270775 5/11/2004 0.997327116 0.9851877 1.033650195 5/12/2004 1.010692041 0.986833572 1.041830905 5/13/2004 1.014256134 0.986078043 1.040506115 5/14/2004 1.013959044 0.985412537 1.038154603 5/17/2004 0.997920998 0.974980154 1.023382894 2004 - MET Share Price versus Indices 15.8% 1.6% 5.6%

Why Should You Own MetLife?

Why Should You Own MetLife? Our Leading Market Position Our Diversified Earnings Sources Our Growth Opportunities Our Financial Strength & Flexibility Our Interests Are Aligned with Shareholders

MetLife

Our Leading Market Positions

- #1 Life Insurance In-Force[1]
- #1 Total Group: Life, Health, Annuities[2]
- #1 Group Auto & Home[3]
- #1 Group Long-Term Care[3]
- #2 Group Disability[4]
- #3 Individual Long Term Care & Variable Annuity sales [5]
- #3 Individual Variable Life premuims[5]

[1]AM Best [2]Life (AM Best), Disability (LIMRA), Dental (MetLife Research), LTC (MetLife Research) as of YE2003 [3]MetLife Research [4]LIMRA as of YE2003 [5]LIMRA Life Annualized Premiums, Fixed Annuity Premiums, LTC Q3 2004

9

Our Diversified Earnings Sources Life Insurance: 32% Traditional Life Variable/Universal Life Group Life Savings: 41% Annuities Retirement & Savings Other Diversified: 27% Non-Medical Health Auto & Home Reinsurance International Other Pie Chart represents percentage contribution to nine month 2004 net income, excluding Corporate & Other. 3rd Quarter Traditional Life 0.124 VL/UL 0.041 Group Life 0.154 Annuities 0.153 Retirement & Savings 0.258 Non-Medical Health 0.077 Auto & Home 0.07 Reinsurance 0.035 International 0.068 Other 0.02

Our Growth Opportunities Demographics Financial Insecurity Unstable Markets Retirement Needs

Our Financial Flexibility & Strength Strong Balance Sheet Solid Ratings High Quality Investment Portfolio Strong Operating Cash Flow Debt Capacity

Our Interests Aligned with Shareholders Manage the Company for the Owners Dividend Philosophy Share Buybacks Employee Ownership Guidelines

Our Concerns Interest Rates Market Volatility Irrational Pricing

2005 Operating Targets Earnings 2,575 - 2,685 EPS $3.50 - $3.65 ROE 12.5% - 13.0% ($ Millions)

Investor Day 2004 Lee Launer, Chief Investment Officer ..00 ..01 ..02 ..03 ..04

Portfolio Metrics

Min / Max Range Neutral 9/30/04 Holdings 12/31/03 Holdings Portfolio Metrics: 2004 Portfolio Allocation

Portfolio Metrics: 2005P Portfolio Allocation Min / Max Range Neutral 9/30/04 Holdings

Portfolio Metrics: Credit Investment Grade Credit Total Portfolio ? $91.7 billion Top 10 Exposures ? $5.0 billion Largest Single Name ? $0.7 billion Below Investment Grade Credit Total Portfolio ? $12.0 billion Top 10 Exposures ? $1.8 billion Largest Single Name ? $0.3 billion As of 9/30/04

Portfolio Metrics: Capital Losses ($ millions) 4Q03 1Q04 2Q04 3Q04 Credit Related 156 108 132 80 Interest Rate Related 593 325 1694 529 4Q03 1Q04 2Q04 3Q04 Credit Related 103 51 89 69 Interest Rate Related 250 46 114 176

Portfolio Metrics: Mortgages Commercial Mortgages Total Portfolio ? $23.3 billion Top 10 Exposures ? $1.8 billion Largest Single Investment ? $0.3 billion Agricultural Mortgages Total Portfolio ? $5.6 billion Top 10 Exposures ? $0.5 billion Largest Single Investment ? $0.06 billion As of 9/30/04

Portfolio Metrics: Real Estate Equity ($ millions) As of 9/30/04

Portfolio Metrics: Equity Securities Total Portfolio ? $4.7 billion Top 10 Exposures ? $1.5 billion Eight CJVs = $0.9 billion One Index Fund = $0.5 billion One Single Equity = $0.1 billion Largest Single Investment ? $0.2 billion As of 9/30/04

Portfolio Metrics: Take Aways Risk Levels ? Little Change in 2005 Asset Allocation Increase: Treasuries, Commercial & Agricultural Mortgages, and Equity Decrease: IG Corporates Credit Related Losses ? $75 million per Quarter Sound ALM, Portfolio Quality and Diversification

Product Margins

Product Margins: Major Drivers Assets Level of Rates Shape of Yield Curve Variable Income Portfolio Rollover Liabilities Rate Crediting Strategies Rate Guarantees Product Strategies New Product Margins

Product Margins: Rates

Product Margins: Variable Income 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 NII 2718 2738 2729 2778 2813 2845 2874 Variable Income 181 151 185 292 188 312 234

Product Margins: Variable Income Corporate Joint Ventures Equity Linked Notes Bond Prepayments Commercial Mortgage Prepayments Securities Lending 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 2005P Qtr. Avg. Actual Volatile Income 181 151 185 292 188 312 234 195

Product Margins: Rollover 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 QFS Yield 0.0695 0.0668 0.0651 0.0672 0.0642 0.0659 0.0638 Slope = -7 bps per Quarter

Product Margins: Rollover - Duration Impact ($ billions) As of 9/30/04

Product Margins: Asset Levers Lengthen Assets More Illiquid Assets Hedging Strategies

Product Margins: Interest Rate Sensitivity Variety of Scenarios Were Run Limited Management Actions Assumed Net Result ? +/- $50 million Yield Curve More Influential than Parallel Shifts

Product Margins - Interest Rate Sensitivity Impact on Institutional Business Product Margins R&S ? -5bp to +5bp Group Life ? -10bp to +10bp Group NMHO ? -5bp to +10bp Impact on Individual Business Product Margins Variable/Universal Life ? 0bp to +5bp Annuities ? 0bp to +5bp

Product Margins: Take Aways Portfolio Yield ? 5-10 bps Decline per Quarter Scenarios ? +/- $50 million Overall Limited Impact on Product Margins 2005 Relatively Hedged

Bill Wheeler, Chief Financial Officer Financial Overview ..00 ..01 ..02 ..03 ..04 Investor Day 2004

2004 Operating Results 2004 Operating EPS Projection 4th Quarter $0.81 - $0.85 Full Year $3.31 - $3.35 2003 EPS of $2.80 Increased 19% 2004 EPS Projection of $3.08 - $3.18 at last year's Investor Day Increased $0.20 or 6%

What Went As Expected in 2004? Strong Top Line Growth 7.9% Modest Growth in the S&P 500 Index Approximately 6% Strong Mortality Underwriting Results Improved Expense Margins Resumption of Aggressive Capital Management Thoughtful (But Modest) M&A Activity

Quantification Outlook Higher Pre-Payment Income $0.08 Not Sustainable Higher CJV Income 0.05 Sustainable Excellent A&H Results 0.04 Sustainable Excellent Morbidity Results 0.01 Sustainable Lower Pension & PRB Costs 0.02 Not Sustainable Strong Results in Mexico 0.02 Not Sustainable Weaker Results in Dental (0.02) Not Sustainable Total $0.20 Sustainable $0.10 Not Sustainable $0.10 What Surprised Us in 2004?

Premiums & Fees 2001 2002 2003 2004E 2005P 20575 22556 24511 19627 6828 28465 CAGR 8.7% Up 7.6% ($Millions) Excludes $32 million for Conning, a subsidiary which was sold in 2001. Includes Other Revenues. Estimated Premiums & Fees $26,455 $28,465 $20,575 $22,556 $24,511

2001* 2002 2003 2004E 2005P Group Term Life 94.2% 93.6% 92.0% 93.1% Group Disability 102.1% 97.9% 98.5% 92.5% Individual Life 84.8% 83.8% 87.7% 84.0% A&H Combined Ratio 106.0% 99.4% 99.7% 96.5% A&H Combined Ratio Excluding Catastrophes 102.1% 97.4% 97.1% 91.1% * 2001 excludes impact of the September 11 tragedies. Including the September 11 tragedies, the loss ratios for Group Term Life, Group Disability and Individual Life are 97.9%, 115.7%, and 91.2%, respectively. Underwriting Margins - Loss Ratios

2001 2002 2003 2004E 2005P Average Yield on Total Invested Assets 7.56% 7.25% 6.71% 6.45% R&S 1.47% 1.44% 1.40% 1.59% Group Life 1.59% 1.89% 2.04% 2.05% Annuities 2.17% 2.20% 2.20% 2.30% Investment Yields and Spreads

Minimum Crediting Rates (As of 9/30/04) 66% 7% 27% 79% 21% At Minimum Above Minimum

Total Company Operating Expenses 2001 2002 2003 2004E 2005P 6105 6376 6949 5454 1901 7760 CAGR 6.4% Up 5.5% ($Millions) Operating Expenses as presented exclude certain items. See Appendix for reconciliation. Estimated Total Company Operating Expenses $7,355 $7,760 $6,106 $6,376 $6,902

Total Company Operating Expense Ratio 2001 2002 2003 2004E 2005P 0.296 0.283 0.282 0.277 0.273 Operating Expense Ratio as presented excludes certain items. See Appendix for reconciliation. Estimated Total Company Operating Expense Ratio 27.7% 27.3% 29.7% 28.3% 28.2%

Operating Earnings 2001 2002 2003 2004E 2005P 1677 1894 2088 1887 613 2630 CAGR 14.2% Up 5.2% ($Millions) Estimated Operating Earnings $2,485 - $2,515 $2,575-2,685 $1,677 $1,894 $2,088 Operating Earnings as presented exclude certain items. See Appendix for reconciliation.

Operating Earnings Per Share 2001 2002 2003 2004E 2005P 2.19 2.6 2.8 2.49 0.84 3.575 CAGR 15.0% Up 7.4% Estimated Operating Earnings Per Share $3.31-$3.35 $3.50-$3.65 $2.19 $2.60 $2.80 Operating Earnings Per Share as presented exclude certain items. See Appendix for reconciliation.

2005 Operating ROE $3.50 $3.65 BOY Equity $20,000 $20,000 Operating Income 2,575 2,685 Capital Gains/(Losses) (150) (150) Dividends (355) (370) Stock Buyback (750) (750) EOY Equity $21,320 $21,415 ROE 12.5% 13.0% Operating ROE as presented exclude certain items. See Appendix for reconciliation. ($Millions)

Capital Structure ($Millions) RBC Ratio 300% - 310% 300% - 310% Cash at Holding Company $2,150 $1,150 Short-Term Debt $500 $500 Long-Term Debt $7,700 $6,450 Stockholder's Equity $20,000 $20,000 (excluding AOCI) Debt Leverage Ratio 27% 24% Available Debt Capacity - $400 Pro Forma For Debt Maturities 2004E

Operating Return On Equity 2001 2002 2003 2004E 2005P 0.113 0.127 0.124 0.13 0.1275 Operating ROE as presented exclude certain items. See Appendix for reconciliation. Estimated Operating Return On Equity 12.9% -13.1% 12.5%-13.0% 11.3% 12.7% 12.4%

C. Robert Henrikson, President & COO Revenue Businesses ..00 ..01 ..02 ..03 ..04 Investor Day 2004

2004 Accomplishments Growth Targets Achieved in All Segments Common Leadership for Revenue Businesses Focus on Core Business and Growth

2004 Performance Drivers Sales Growth Persistency Mortality & Morbidity Non-Cat Frequency & Severity Interest Spreads Risk Selection Expenses

2004 Operating Earnings 2004P 2004E Institutional 1,100 - 1,130 1,180 - 1,195 Individual 765 - 795 805 - 825 Auto & Home 180 - 190 210 - 220 International 140 - 160 140 - 150 ($ Millions)

2004 Operating ROE Institutional 20.0 - 22.0 20.5 - 20.8 Individual 10.9 - 11.3 11.4 - 11.7 Auto & Home* 17.3 - 18.3 20.2 - 21.2 2004P 2004E International 10.4 - 11.8 10.4 - 11.1 *A&H Operating ROE on Required Capital for 2004P = 12%, 2004E = 14%-15% (%)

Our Strategic Intent Provide customers across the globe with guarantees that protect and prepare them for a lifetime of financial freedom

Strategic Intent Focus Compel individuals to action Provide value-added guarantees for individuals Extend our competencies across attractive markets Deliver on the promises we make for a lifetime Deliver outstanding returns to our shareholders

2005 Operating Environment Flight to Quality Continued Consolidation Challenging Economic Environment Slower Growth in Some Markets Regulatory Issues

Trends Creating Market Opportunities Growing Longevity & Aging Population in Many Countries Significant Risk Protection Gap Across the US and International Markets Employee Shouldering More Responsibility Increasing Pace of Technological Innovation Growing Demand for Alternative Channel Access

Distribution Reach Distribution Reach ? Planned for 2005 X Currently distributed

2005 Business Strategies Drive Sales Growth Improve Customer Retention Drive Scale, Quality & Productivity Leverage our Competencies Across all Businesses Grow Core Businesses - Organically & Acquisitions

Building our Future Through Growth Focused on building our future through key initiatives that: Strengthen our core businesses Create new options for the future Span across the businesses Deliver impact over the short and long-term

Agency profitability model Agent service model Auto and Home tiering and salespower Mexico Korea Second sale capabilities Project One MetLife Acquisitions Dental network and new offerings Life/annuity product innovations Core Growth Top Priorities

New Growth Retirement Income Solutions Critical Illness MetLife Bank Business Travel Accident BlackRock Relationship Mexico - AFORE Grand Protect (Package Policy) Future Growth Worksite Marketing Direct to Consumer Global Competencies Extension New and Future Growth

2005 Operating Targets

Investable Ideas Core Growth Story Continued Substantial Growth from our Core Businesses New Growth Story New Products out of Pilot Future Growth Story Next Generation of Product, Services and Solutions

Investor Day 2004 Stan Talbi, Senior Vice President Business Finance ..00 ..01 ..02 ..03 ..04

2001 2002 2003 2004E 2005P 8529 9478 10320 8525 2951 12632 CAGR 10.4% Growth 10.1% ($ Millions) 11,475 12,630 Estimated Premiums and Fees Note: Includes other revenues Institutional Business - Premiums and Fees

Group Life 8.4% 4-6% Retirement & Savings 17.8% 18-22% Non-Medical Health & Other 13.0% 12-16% Premiums & Fees 2003 vs. 2004E vs. 2004E 2005P General Account Assets Retirement & Savings 11.5% 10.5% - 11.5% 2003 vs. 2004E vs. 2004E 2005P Note: Includes other revenues Institutional Business - Growth Rates

Institutional Business - Operating Earnings ($ Millions) ROE 16.9% 20.3% 20.1% 20.5-20.8% 18.3-18.7% 2001* 2002** 2003 2004E*** 2005P 874 983 1020 897 286 1219 1,180 - 1,195 1,205 - 1,235 Estimated Operating Earnings *2001 Excludes a $182 million after-tax charge from September 11th tragedies and a $267 million after-tax charge for business realignment costs **2002 Excludes a $37 million after-tax benefit related to a reduction of a previously established liability related to business realignment costs and disability insurance liability related to the September 11, 2001 tragedies ***2004E Excludes $31 million after-tax benefit from a reduction of a previously established premium tax liability See Appendix for reconciliation

Group Life 350 355 - 375* Retirement & Savings 431 585 - 605 Non-Medical Health & Other 239 220 - 230 ($ Millions) 2003 2004E 2005P *Excludes $31 million after-tax benefit from a reduction of a previously established premium tax liability Total Institutional 1,020 1,180-1,195 1,205-1,235 Institutional Business - Operating Earnings

4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Mortality 0.936 0.945 0.944 0.933 0.924 0.932 0.92 0.913 0.914 0.957 0.933 0.913 2005 Target = 93% - 97% Group Term Life - Mortality Ratio

4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Morbidity 1.022 0.972 0.995 0.975 0.977 0.965 0.951 0.998 1.027 0.933 0.927 0.92 The 4Q02 ratio excludes the impact of a $17 million after-tax reduction of the reserve associated with the September 11, 2001 tragedies. 2005 Target = 94% - 99% Disability Morbidity Ratio

4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Portfolio Yield 0.0658 0.0621 0.0605 0.0607 0.0598 0.0562 0.0557 0.0583 0.0611 0.0566 0.0587 0.0532 Crediting Rate 0.0481 0.0433 0.0416 0.0416 0.0408 0.0387 0.0372 0.0385 0.0356 0.0349 0.0344 0.0345 Interest Spread 0.0177 0.0188 0.0189 0.0191 0.019 0.0175 0.0185 0.0198 0.0255 0.0217 0.0243 0.0187 Group Life - Interest Spread General Account Balances $15.0 Billion at 9/30/04 2005 Target Spread = 160-180 bps

Retirement & Savings - Interest Spread General Account Balances $44.5 Billion at 9/30/04 2005 Target Spread = 120-135 bps 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Portfolio Yield 0.0831 0.078 0.0779 0.0733 0.0763 0.0722 0.0737 0.0682 0.0735 0.0706 0.0693 0.0685 Crediting Rate 0.0645 0.0636 0.0621 0.0611 0.0612 0.0605 0.0592 0.0562 0.0558 0.0542 0.0533 0.0529 Interest Spread 0.0186 0.0144 0.0158 0.0122 0.0151 0.0117 0.0145 0.012 0.0177 0.0164 0.016 0.0156

4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Portfolio Yield 0.0782 0.08 0.0781 0.0754 0.0741 0.0727 0.066 0.0649 0.0748 0.0696 0.0777 0.0686 Crediting Rate 0.0607 0.0605 0.0587 0.0589 0.0586 0.0552 0.0549 0.0543 0.0538 0.0535 0.0533 0.0543 Interest Spread 0.0175 0.0195 0.0194 0.0165 0.0155 0.0175 0.0111 0.0106 0.021 0.0161 0.0244 0.0143 Non-Medical Health & Other - Interest Spread General Account Balances $6.6 Billion at 9/30/04 2005 Target Spread = 130-160 bps

2001 2002 2003 2004E 2005P Actual 6318 6292 6350 4686 Estimate 1714 6701 6,318 6,304 6,340 6,400 Estimated Premiums and Fees ($Millions) 6,715 CAGR 0.4% Growth 4.9% Note: Includes other revenues Individual Business - Premiums and Fees

2001 2002 2003 2004E 2005P 14255 16200 19293 14548 4832 20530 Estimated Premiums & Deposits Individual Business - Premiums & Deposits* ($Millions) * Statutory basis CAGR 10.8% Growth 5.9% 19,380 20,530

* Statutory basis Individual Business - Premiums & Deposits* 2003 vs. 2004E vs. Growth Rate 2004E 2005P Traditional Life (5)% - (4)% (3)% - 0% Variable & Universal Life 8% - 10% 2% - 8% Annuities 2% - 4% 9% - 15% Total IB 0% - 2% 3% - 9%

2001* 2002 2003** 2004E 2005P Operating Earnings 680 712 686 605 Target 210 930 * 2001 excludes a $150 million after-tax charge from September 11 tragedies and business realignment costs. ** 2003 excludes a $31million after-tax charge related to previously deferred expenses at NEF. 680 712 686 805 - 825 Estimated Operating Earnings Individual Business - Operating Earnings ($Millions) 10.7% 11.1% 10.4% 11.4% - 11.7% ROE 945 - 975 12.4% - 12.8%

($ Millions) *2003 excludes a $2 million and $29 million after-tax charge related to previously deferred expenses at NEF in Traditional Life and Variable & Universal Life, respectively. Individual Business - Operating Earnings 2003* 2004E 2005P Traditional Life 287 250 - 260 Variable & Universal Life 103 130 - 140 Annuities 258 370 - 390 Other 38 35 - 40 Total IB 686 805 - 825 945-975

Variable & Universal Life - Interest Spread 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Portfolio Yield 0.0732 0.0729 0.0747 0.0741 0.0723 0.0739 0.0731 0.0725 0.0723 0.0698 0.0705 0.0704 Crediting Rate 0.0607 0.058 0.0585 0.0577 0.0575 0.0564 0.0557 0.0563 0.055 0.0526 0.0525 0.0517 Interest Spread 0.0125 0.0149 0.0162 0.0164 0.0148 0.0175 0.0174 0.0162 0.0173 0.0172 0.018 0.0187 General Account Balances $9.9 Billion at 9/30/04 2005 Target Spread = 190bp+

Annuities - Interest Spread 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Portfolio Yield 0.0728 0.0702 0.0714 0.0709 0.072 0.0664 0.0631 0.065 0.065 0.0585 0.0623 0.0608 Crediting Rate 0.0545 0.0509 0.05 0.0481 0.0491 0.0447 0.0436 0.0428 0.0416 0.039 0.0379 0.0364 Interest Spread 0.0183 0.0193 0.0214 0.0228 0.0229 0.0217 0.0195 0.0222 0.0234 0.0195 0.0244 0.0244 General Account Balances $32.0 Billion at 9/30/04 2005 Target Spread = 210bp - 220bp

2001 2002 2003 2004E 2005P 2777 2854 2940 2233 750 3000 ($ Millions) 2,975 3,070 Estimated Premiums and Fees Growth 3.2% CAGR 2.3% Note: Includes other revenues Auto & Home - Premiums and Fees

2001* 2002 2003 2004E 2005P 50 151 167 151 64 255 Auto & Home - Operating Earnings ($ Millions) ROE 3.7% 12.1% 15.6% 20.2-21.2% 21.4-22.2% 210 - 220 Estimated Operating Earnings 250 - 260 * 2001 excludes a $6 million after-tax charge related to September 11 tragedies and business realignment costs See Appendix for reconciliation.

2001 2002 2003 2004E Combined Ratio 1.06 0.994 0.997 0.965 Combined Ratio Ex Cats 1.021 0.974 0.971 0.911 Auto & Home Combined Ratio 2005 Target Combined Ratio 95-96%

2001 2002 2003 2004E 2005P 900 1669 2030 1536 522 2300 ($ Millions) 2,070 2,300 Estimated Premiums and Fees Note: Includes other revenues Growth 11.1% CAGR 32.0% International - Premiums and Fees

2001 2002 2003* 2004E 2005P 23 70 139 130 20 160 International - Operating Earnings ($ Millions) 140 - 150 145 - 165 * 2003 excludes a $62 million after-tax benefit from the merger of the company's Mexican operations and a reduction of policyholder liabilities resulting from a change in reserve methodology in Mexico. See Appendix for reconciliation. ROE* 1.6% 4.8% 11.0% 10.4-11.1% 10.0-11.4% Estimated Operating Earnings

2001 2002 2003 2004E 2005P 1804 2048 2717 2365 830 3675 ($ Millions) 3,315 3,750 Estimated Premiums and Fees Note: Includes other revenues Growth 13.1% CAGR 22.5% Reinsurance - Premiums and Fees

2001* 2002 2003 2004E 2005P 29 55 77 55 21 86 Reinsurance - Operating Earnings ($ Millions) ROE 2.9% 6.6% 12.5% 10.0-11.4% 8.8-9.8% 70 - 80 95 - 105 Estimated Operating Earnings * 2001 excludes a $7 million after-tax charge from September 11 tragedies. See Appendix for reconciliation.

Corporate & Other - Operating Earnings 2001 2002 2003 2004E 2005P East -2 -93 -17 -5 25 -65 20-30 (70)- (60) Estimated Operating Earnings ($ Millions) * Operating Earnings as presented excludes certain items. See Appendix for reconciliation.

Institutional 11,475 12,630 Individual 6,400 6,715 Auto & Home 2,975 3,070 2004E 2005P Total Premiums and Fees International 2,070 2,300 Reinsurance 3,315 3,750 Asset Management 220 0 Total Company 26,455 28,465 up 7.6% ($Millions) Note: Includes other revenues

Institutional 1180-1195 1205-1235 Individual 805-825 945-975 Auto & Home 210-220 250-260 2004E 2005P Total Operating Earnings International 140-150 145-165 Reinsurance 70-80 95-105 Asset Management 30-35 -0- Total Company 2,485-2,515 2,575-2,685 ($Millions) Corporate & Other 20-30 (70)-(60) 2004 Estimated Operating Earnings as presented exclude certain items. See Appendix for reconciliation.

Lisa M. Weber, President Individual Business ..00 ..01 ..02 ..03 ..04 Investor Day 2004

Strong 2004 Performance Operating Earnings up roughly 25% over 2003 2004 Operating ROE of approximately 11.5% Total annuity deposits up about 3% GWB launched Focus continued on quality recruiting and retention MetLife career agents increased

IB MetLife IB 70 30 #1 Face-to-face distribution #1 Life insurance In-Force #3 Variable annuity sales #5 Disability sales #3 LTC sales Individual Business $605 M (30%) MetLife Total = $2.0B Product Leadership Profile* Operating Earnings, 2004 YTD YTD through September 30, 2004 *Source: LIMRA and VARDS

Diverse Distribution Career system General agency system Brokerage Independent National firms Worksite New England Financial GenAmerica Financial Walnut Street Securities Property and Casualty Specialists MetLife MetLife Investors Access to 82,000 points of sale 11,000 agents and advisors

2004 Sales & Distribution Results ($ Millions) 2003 2004E Change Life Sales $ 481 $ 475 (1%) Annuity Deposits $11,231 $11,550 3% Premiums & Deposits $19,293 $19,380 0% Salespower 11,196 10,961 (2%) Note: Life sales on LIMRA basis: Premiums and Deposits on statutory basis

( $ Millions) 2003* 2004E Traditional 287 250 - 260 UL/VL 103 130 - 140 Annuities 258 370 - 390 Other 38 35 - 40 Total 686 805 - 825 ROE 10.4% 11.4% - 11.7% 2004 Earnings Results * Operating Earnings as presented excludes certain items. See Appendix for reconciliation.

2005 2006 2007 Our Vision... Build financial freedom for everyone.

IB Growth Strategy Focus Focus Focus Meeting client needs Attracting and retaining the right agents and advisors Expanding relationships with existing clients Driving profitability

Focus on Client Needs Age 25 35 45 55 65 75 ... and beyond Life Insurance Disability Income Insurance Annuities Long-Term Care Life Insurance Annuities Long-Term Care LEGACY PEACE OF MIND INDEPENDENCE DIGNITY

Life Industry Sales Flat $ Billions CAGR 1.1% Source: LIMRA Life Sales Survey 1986 1988 1990 1992 1994 1996 1998 2000 2002 2003 North 9.8 10.5 10.4 9.9 9.8 9.5 10.3 11.5 11.7 11.8

Protection Needs In disbursing 9-11 relief, DOJ estimated the value of life in the range of 25 times income Typical beneficiary receives only 2.5 times income of spouse Only 61% of adult Americans have any life insurance protection at all, down from 70% in 1984 Of those with insurance, approximately one-third rely solely on their current employer for coverage Source: LIMRA

Life Initiatives Differentiate universal life Launch new whole life product Grow independent channel Expand simplified term product

Rapid Annuity Industry Sales ($ Billion) 1986 1988 1990 1992 1994 1996 1998 2000 2002 2003 North 30 49 65 74 99 111 132 190 220 219 CAGR 12.4% Source: LIMRA Annuity Sales Survey

*Investment Company Institute, 2003; **U.S. Census Data; ***MetLife Research Retirement Income Opportunity U.S. retirement income market valued at $12 trillion* 78.2 million baby boomers, with retirement assets of $2.8 trillion** 48% of employees rank "outliving their savings" as greatest retirement fear*** IRA Assets DC Plans DB Plans, including cash balance East 3 2.9 1.9 Potential Annuity Market - $7.8 Trillion Annuity Market Today - $1 Trillion

Annuity Initiatives Fully rollout GWB to all states Introduce Personal Income Builder Maintain GMIB offering

Salespower 2003 2004E Change MetLife 5,531 5,600 1% New England 2,845 2,435 (14%) GenAm 429 442 3% MLI Wholesalers 91 119 31% MLR 401 420 5% WSS 1,462 1,400 (4%) P&C Specialists 437 545 25% Total 11,196 10,961 (2%)

Focus on Recruiting Inexperienced reps Segment Strategy Target More active, less passive 70% active 30% passive Careful selection and due diligence 20% of all recruits Experienced reps

Source: MetLife Field Voice Survey, 2003 & 2004 Focus on Retention Work environment is #1 driver of rep satisfaction Percent Highly Satisfied with Company 2003 2004E Change Managers 33% 45% Up 12% Agents 28% 31% Up 3%

Tapping Our Customer Base Large in-force customer base Customer retention rates 30% higher among those clients with an agent Strong growth opportunities Source: SRI-Macromonitor 2002-03; IB Marketing <$30K $30-50K $50-100K >$100K East 0.2 0.18 0.38 0.24 HH Income - MLFS & NEF Customers

Service Into Sales 2003 2004E Service calls 2.0M 2.1M Leads 39.0K 48.0K Lead Rate 2.0% 2.3% Products 7,400 7,400 6 Month Conversion Rate 18% 18%

Distribution Profitability Status MetLife Gap NEF Gap Independent Gain MLR Gain P & L + Pricing revenues Commissions Agency infrastructure Recruiting costs Distribution management Operations Expense = Gain / Gap

Execution P&L Pricing revenues Commissions Agency infrastructure Recruiting costs Distribution management Operations expense = Gain/Gap Execution Grow sales Redesign comp program & system Make agencies more efficient Improve selection and retention Streamline support functions Rationalize back office

Expense Discipline 2000 2001 2002 2003 2004 2005 2006 2007 Premiums & Deposits 0 0 0.14 0.36 0.37 0.45 0.54 0.64 Policyholder Liabilities 0 0 0.01 0.16 0.23 0.31 0.41 0.51 Net Insurance Expenses 0 -0.07 -0.15 -0.03 -0.04 -0.03 0 0.03

Life Sales* 8% - 12% growth Annuity Deposits 9% - 15% growth Premiums and Deposits 3% - 9% growth Operating Earnings $ 945 - 975 million Operating ROE 12.4% - 12.8% 2005 Goals * Life sales on LIMRA basis

..00 ..01 ..02 ..03 ..04 Investor Day 2004 Hugh McHaffie, Senior Vice President Individual Business Annuity & Life Growth Strategies

Annuity Growth Opportunities Retirement Income Solutions GMIB GWB Retirement Income

Guaranteed Minimum Income Benefit Links "Accumulation" phase to "Income" phase Provides a guaranteed income stream upon annuitization in the future Allows equity investment during accumulation phase with downside protection Retirement Income Solutions Distribution Channel Premium Utilization MetLife $ 508 26% NEF 416 64 MetLife Investors 3,462 82 Total $ 4,386 64% As of October 04 ($ Millions)

Guaranteed Withdrawal Benefit Deferred annuity provides an "income" guarantee TODAY! Client is permitted to withdraw up to 7% annually and is guaranteed to receive principal back. Client is able to continue to invest in equities with downside protection. Retirement Income Solutions

October 2004 Aug-Oct Average* Average* Distribution GWB GWB non-GWB Channel Premium Case Size Case Size ($M) ($K) ($K) MetLife $23 $58 $37 MLI 51 102 63 NEF 12 95 45 Total $86 $84 $51 * Non-recurring premium only. GWB introduced August 2004 GWB Utilization: Large Ticket Size Retirement Income Solutions

Improved Fixed & Variable Immediate Annuity Innovative Personal Income Builder Annuity "Personal" defined benefit plan Purchase of guaranteed future income Income begins anytime following 2 years from issue and attainment of age 50 Death benefit of premiums accumulated at 3% prior to commencement of income payments Liquidity available 60 days following income commencement Retirement Income Insurance Variation of Personal Income Builder Defer income until attained age 85 Removes death benefit and liquidity provisions A powerful financial planning tool that hedges the client's risk of longevity .. Retirement Income Solutions

Cost of "funding" $1,000 per month of retirement income for life Personal Retirement Feature Income Builder Income Insurance Liquidity ? - Flexible Income Date ? - Death Benefit ? - Cost at age 65 $22,960 $13,020 To Begin at 85 Issue age Male 65 based upon MetLife PIB& RII purchase rates as of 11/24/04 Retirement Income Solutions

Annuities-Minimum Guaranteed Interest Rates Minimum Guaranteed Account % of September 2004 Interest Rate Balance Total Credited Rate 1.5% - 2% $ 549 2% 2.0% 3% 23,341 81% 3.6% 4% 4,742 16% 4.3% Other 397 1% 4.2% Total $29,029 100% 3.7% ($ Millions)

9/30/03 9/30/04 % Change Total Annuity Account Balance $55,568 $65,446 18% Total Account Balance with GMDB Provisions 34,988 43,533 24% Net Amount at Risk (Death Benefit less Account Balance) 2,198 1,271 -42% YTD Death Benefits (Pre-Tax) 24 12 -50% Annuities-GMDB Exposure ($ Millions)

1 GMIB Income Base (shadow account) = Maximum (6% Rollup, Annual Ratchet) 2 Assuming male age 65 receiving income for life with 10 years certain at GMIB guaranteed rates 3 Assuming male age 65 receiving income for life with 10 years certain rates effective 10/1/03 for 9/30/03 and 10/1/04 for 9/30/04 9/30/03 9/30/04 % Change Total annuity account balance $55,568 $65,446 18% Total account balance with GMIB provisions 6,366 12,334 94% GMIB income base policies>account balance GMIB income base1 2,044 5,967 Account balance 1,919 5,773 Current net amount at risk w/o income offset 125 194 55% Income phase of GMIB option Monthly guaranteed income2 9 26 Monthly current income provided by account balance3 12 38 Annuities-GMIB Exposure ($ Millions)

Variable Annuities- Risk Management GMIB Hedging Deployed July 1, 2004 Implemented well-known third party software program Focus on hedging change in market values or "delta hedge" Catastrophic protection by holding out-of the money put options Mark-to-market hedges will flow through operating income GMWB Hedging Deployed Implemented with rider introduction in August Focus on hedging change in market values ("delta") and interest rates ("rho") Mark-to-market hedges and liabilities will flow through capital gains and losses

Life Growth Opportunities Key Life Product Initiatives Term Life Universal Life Whole Life

Key Drivers quikMet-Integrated illustration/tele-underwriting web- based system Penetrate established MetLife Investors distribution channel Penetrate established MetLife Auto & Home distribution channel Initially, $8-10 million additional premiums in 2005 with significant growth anticipated in future Term Insurance-Strong Growth Expected in 2005

Key Drivers Provides guaranteed lifetime coverage Specific improvements in key segments: Lifetime pay-ages 45-60, above $500K Single pay-ages 45-60, above $1M Secondary guaranteed catch-up to 180 days Introduction of innovative, enhanced income stream option upon death : "Guaranteed Survivorship Income Benefit" Universal Life-New Product Launched in November

New GSIB Rider Provides enhanced guaranteed settlement option rates upon annuitization Guaranteed settlement rates increased by 40-70%, based on age of beneficiary at death Younger ages receive higher percentage Gradually lowered for older ages Guarantees 105% of MetLife SPIA rates if higher Cost is 3-7% of target premium Beneficiary has option to take partial lump sum and partial guaranteed income

Universal Life Pricing Lapses vary by issue age and duration, with recognition to type of sale Realistic long-term investment performance assumed Statutory reserve strain (Guideline 38) 90% of sales reinsured prior to 7/1/04 New business pricing reflects graded pricing charge for excess statutory reserves and capital Product positioned with balanced view of long-term profitability and competitiveness

Whole Life-"The Other Guaranteed Product" Key Drivers New product set with lower "premiums" result of 2001 CSO Table Introduction of multiple payment structures Represents 19% of our business Addition of innovative Guaranteed Survivorship Income Benefit (GSIB) Holding 2004 dividend scale for 2005

Our Product Commitment to Growth Provide product breadth Full life insurance product suite Full annuity product suite Support multiple distribution channels Affiliated Independent Invest in the future Over $25 million in new product development for 2005

Maria Morris, Senior Vice President Institutional Overview Employee Benefits - Positioned for Growth ..00 ..01 ..02 ..03 ..04 Investor Day 2004

Institutional - Strong 2004 Performance Operating Earnings up 15.7% - 17.2% Operating ROE 20.5% - 20.8% Double digit revenue growth in the Small, Mid and Large Group Markets Continued Group product and service innovations Critical Illness Voluntary Dental "Real-Time" e-based Billing and Eligibility Record Structured Settlement sales Launched new Annuity series in R&S

Overall Leader in Group Life, Health & Annuity * AM Best, LIMRA 7/04, As of YE 2003 Life Non-Medical R&S Prem & Fees 6049 3869 1557 * Includes Other Revenue

($ Millions) Earnings 2003 2004E Group Life1 350 355 - 375 Non-Medical Health & Other 239 220 - 230 Retirement & Savings 431 585 - 605 Total 1,020 1,180 - 1,195 ROE 20.1% 20.5% - 20.8% 2004 Operating Results 1 2004E excludes $31 million benefit net of income taxes from a reduction of a previously established premium tax liability

To be the premier provider of a broad range of benefit solutions for employers of all sizes and and their employees through: Focused, knowledgeable and consultative salespeople Outstanding service capabilities tailored to each market Industry leading products State-of-the-art technology Employee Benefits - Our Mission

National Accounts - Who Are We?

Mid-Large Market - Who Are We?

Small Market - Who Are We?

MetLife Has a Unique Business Mix Small Mid-Large National Accounts Other East 851 2636 5039 1393

2000 2001 2002 2003 2004E Small 450 547 605 694 851 Mid-Large 1735 1987 2090 2267 2636 National Accounts 3770 4361 4618 4678 5039 We Are Big and Growing CAGR 9.4%

Highly Diversified Industry Mix Mitigates Exposure

Growing in a Competitive Market Place Market Forces Industry consolidation Market growth has slowed for Life, Dental, Disability and Long Term Care Employers seeking more Voluntary offerings and Self-Service Solutions Employees have unmet protection needs MetLife Leverage Brand & Financial Strength Industry Leading Product Portfolio Voluntary Product Leader Focused Distribution Strategies Technology Enabled Service Platforms

1Based on MetLife competitive studies MetLife Growing Faster Than Industry

Strong Growth By Market Segment

Growing Through New Customers - National Accounts MetLife has 185 of 430 potential customers Doubled our client base over the last 10 years Added an average of 12 new customers per year since 1998 MetLife is uniquely positioned to capitalize from industry and corporate consolidations and acquisitions Non-MetLife MetLife Employers 245 185

Life Only Dental Only Disability Only 2 Products 3 Products # of Products 16.2 25.4 7.6 29.2 21.6 * Life, Dental and Disability Only Growing Through Existing Customers - National Accounts

Persistency Growth New Products Customer Growth Voluntary Benefits A Fortune 100 Relationship 0 10 20 30 40 50 60 70 80 Years Annual Premium Basic Life Retired Life STD AD & D LTD Dental GVUL VADD & LTC Legal 90 Growing Through Existing Customers - National Accounts

MetLife has 52,000 of 7 million potential employers Added 7 thousand additional Employer Customers in the last year Expanded product reach to employers offering limited or no benefits Secondary Markets Voluntary products Non-MetLife MetLife Employers 6998 120 99% 1% * Sources: 2-199 USDOL/Census, 200+ Dun & Bradstreet Growing through New Customers - Small, Mid & Large

Life Only Dental Only Disability Only 2 Products 3 Products # of Products 23.4 39.1 9 21.7 6.8 * Life, Dental and Disability Only Growing through New Customers - Small, Mid & Large

Customers Intermediaries MetLife Employees Creating the right solutions for: Project ONE - Positioning for the Future

Strategies focused to expand market reach Aligned Sales & Service Regions Secondary Cities/Rural Areas New market/industry segments Refocusing Service by Market Segment Size Not "One Size Fits All" e-business solutions Product solutions tailored to unique benefit needs Employer Sponsored Voluntary Benefits Project ONE - Leveraging Growth

Summary Unique business mix continues to fuel growth in all markets Market leader positioned to: Expand market reach Grow through existing customers Maintain strong persistency Continued strong revenue growth

Craig Guiffre, Senior Vice President Innovating for Growth: Critical Illness & Long Term Care Insurance ..00 ..01 ..02 ..03 ..04 Investor Day 2004

Innovating for Growth Broadest group life and non-medical health product and service portfolio in the industry Market share, revenue, and earnings growth come in many ways: create new products/services improve existing products/services use existing products/services in new ways

Innovating for Growth New products/services include: Critical Illness Insurance Business Travel Accident Enhanced products/services include: MyBenefits Voluntary Dental

Innovating for Growth New strategies for existing products and services include: Multinational Pooling Will Preparation with Group Term Life Family and Medical Leave Administration Worksite Marketing MultiLife Long Term Care

Innovating for Growth: Existing Products Product enhancement, development, and improvement are key strategies for MetLife: to continue to differentiate MetLife from competitors to bring increased value to our customers and their employees to maintain revenue and earnings growth

Long Term Care Insurance Long Term Care is one of the most-requested benefits1 Aging population severely straining Medicaid Almost 50% who reach age 65 need long term care services at some point in their lives1 1 "Why MetLife Consumer Research" by Strategy First Partners

Positioned to Lead the Market Endorsed by AARP Endorsed by Federal Government Endorsed by National LTC Coalition #1 Market Position in Group LTC1 #3 Market Position in Individual LTC1 1 LIMRA

Leverage LTC Strengths Diverse distribution Product innovation Disciplined pricing Well-known brand Financial strength

Diverse Distribution Drives Growth National Accounts Customers 185 Large Customers 3,600 Small and Mid-Market/Multi-Life 49,000 Affiliated Individual Channels MLFS, NEF Independent Distributors MLI Direct Response Marketing AARP

Product Development Increases Reach Simple plan design Affordable benefit options Combination products Annuities, Life, Disability Life Stage Marketing

Disciplined Pricing Assures Profitability Interest Rates Lapse Rates Mortality Morbidity Careful underwriting has enabled us to avoid any price increases on existing business

LTC Growth Story 2001 2002 2003 2004E Sales $76 $159 $144 $135 Premium $260 $304 $438 $587 Sales and Premium ($Millions)

National Policy Issues Population is aging Nation faces a long-term care financing crisis Medicaid is failing Medicare doesn't cover LTC Americans have not planned for LTC

Near Term Market Trends Industry consolidation continues Products evolve; rational pricing Consumer confidence regained; younger buyers are attracted More employers offering LTC Possible tax incentives

MetLife Thought Leadership Alzheimer's research National studies on caregiving and LTC Policy briefings Building public awareness through the media Mature Market Institute

Critical Illness Roll out Enter market quickly - 9 months from Go Decision to First Sale Simple design, customer-focused Leverage MetLife brand and distribution Target consumers, producers and employers

Critical Illness Insurance: Why we chose it Numerous attractive supplemental health product opportunities Substantial demand for supplemental health products in the market today Represents an enterprise-wide opportunity Offers MetLife substantial earnings potential

Why Critical Illness Insurance Room for new entrants Distinctive brand Distribution capabilities Clear need - underserved market

Why Critical Illness Insurance 1 of 4 will suffer a heart attack, survival rate is 67%.1 1 of 2 US males and 1 of 3 US females will develop cancer in their lifetime2 Nearly 1/3 of families caring for seriously ill family member during a two-year period lost most or all of their savings.3 47% of mortgage foreclosures and bankruptcies result from a critical illness.4 1 American Heart Association, 2003 Update, 2 American Cancer Society, Surveillance Research, 2004, 3 LIMRA, Market Facts, 2002 4 Federal Housing Administration, 1999

What is Critical Illness Insurance ? Pays a lump-sum benefit upon diagnosis Replace lost income Offset expenses not reimbursed by other insurance Don't need to be disabled or terminally ill No restrictions on the use of the money

MetLife Critical Illness Insurance Design Product variations - Individual / Group / Worksite Coverage amount - $10,000 - $50,000 (lump sum payment) Covered conditions - Cancer (25%/100%) - Major Organ Trans. - Heart attack - Kidney Failure - Stroke - Coronary By-pass (25%) Key features - Lifetime coverage - Portable2 - No survival period - Medical required - Dependent coverage - Simplified underwriting - Return of premium1 - Web & Call Ctr. Service 1 Applies to Individual policies only 2 Applies to Group policies only

Innovation and Development for Growth Brings value to customers Brings value to employees Differentiates MetLife from competitors Drives top line and bottom line growth

Presley F. Surratt, Senior Vice President Retirement & Savings ..00 ..01 ..02 ..03 ..04 Investor Day 2004

Structured Settlements - Record Sales Year Traditional GIC Sales Over $1 Billion Completed Innovative Income Annuity Product Suite Small and Mid 401(k) - Sales up 20%, Agency Sales up 129% Over 2003 R&S- 2004 Accomplishments

Aging US Population Workers Misunderstand Retirement Responsibility Shift to the Individual Retirement Income Crisis

Typical Workers Misunderstand Retirement Underestimate Their Life Expectancy Have an Inadequate Understanding of Longevity Risk Overestimate How Much They Can Spend Underestimate Market Volatility and Inflation Risk

Responsibility Shift to the Individual Shift from Defined Benefit to Defined Contribution Half As Many Employees Have Defined Benefit Plans Today Compared to 1980 Defined Contribution Plans Are Inadequate No Income Orientation - Only 2% Annuitize 25% of 401(k) Eligible Employees Don't Contribute DC DB East 162 402 DC DB East 2284 1698 DC DB East 3184 1865 1980 2008 Today DC 69% DB DB DC DB DC 34% $0.9 Trillion $6.6 Trillion $8.9 Trillion 63% Sources: Cerulli Associates, US Department of Labor, Nationwide Financial Services, Hewitt Associates

Our Mission To address the emerging retirement income crisis by providing solutions that are easy to understand, easy to access, easy to purchase, and give consumers recognized long term value.

MetLife's Approach to the Opportunity Awareness and Education Innovative Product Suite Distribution - Internal and Alliances

Awareness and Education Awareness Targeted Education Take Action Road to Retirement Security Retirement IQ Test Media Events Employee Website Webinar Seminar Retirement Income Planning Tools Consultative Call Center w/ CFPs On-Line Enrollment & Assistance

Media Headlines "MetLife Promotes Immediate Annuities" - Annuity Market News "Merrill Lynch teams with MetLife to offer annuity product" - Pensions & Investments "MetLife to Offer Longevity Insurance" - Plansponsor.com "New MetLife deferred annuity to counter longevity risks" - Life Insurance International "48% Fear Outliving Their Cash" - American Banker "Get an Idea of Your Retirement IQ" - Newsday

Our Consultative Call Center Works with Customers to: Identify Income Needs and Provide Solutions Collect Data Jointly Model Income and Expense Scenarios Identify Financial Solutions Assist With Enrollment Participant Experience: Consultative Advice Adding picture of Mike Adler, CFP

MetLife's Suite Of Income Products Immediate Income "Income Now" Deferred Income "Income Later" Fixed Income Variable Income Guaranteed Income Program Personal Pension Builder Retirement Income Insurance Personal Pension Builder Select Personal IncomePlus

Our Core Product Suite Personal Pension Builder 40 65 85 Contributions Payments $1,000 per month $250 per month A variable version, Personal Pension Builder Select will be available soon

Guaranteed Income Program 40 65 85 Payments $150,000 $1,000 per month Contribution Our Core Product Suite A variable version, Personal Income Plus, is available

Retirement Income Insurance 40 65 85 Payments $75,000 $1,000 per month Contribution 40 65 85 Payments $25,000 $1,000 per month Contribution 75 Our Core Product Suite

Distribution Institutional Distribution - All Channels Individual Distribution - All Channels Alliance Partnerships - Merrill Lynch

Prepared For the Huge Opportunity Strong Market and Thought Leadership Innovative Product Suite Wide Distribution Capabilities Tremendous Capability for Growth

Well Positioned to Expand Product and Market Reach Across all Lines and Segments Continued Strong Persistency Continued Growth and Development in R&S Institutional Business... Looking Ahead

Catherine A. Rein, President & CEO MetLife Auto & Home ..00 ..01 ..02 ..03 ..04 Investor Day 2004

2004 Highlights Record Operating Earnings Improved Combined Ratio Successful Risk Management Increased Sales Higher Customer Retention

2004 Accomplishments 2004P 2004E Operating Earnings $180-190M $210-220M Operating Earnings Growth 11-13% 25-32% Combined Ratio 98.5% 96-97% Operating ROE 18% 20-21% Return on Req. Cap. 12% 14-15% Premium Growth 4% 1-2%

2002 2003 2004E 152 167 150.7 65 Record Operating Earnings 167 151 ($Millions) CAGR 19.3% 210-220

Before After Successful Risk Management Pre-Tax Hurricane Costs } $114M in Savings (Millions)

Exposures In Force (Millions) 0 1,000 2,000 3,000 4,000 2002 2003 1Q04 2Q04 3Q04

Increased Sales New Business Sales (Items) (Thousands) 0 100 200 300 400 500 600 700 2002 2003 2004E CAGR 13.1%

Retail Tiering - Average Monthly Sales 0 1,000 3,000 5,000 7,000 9,000 Auto Home Pre-Tiering Post-Tiering +68% +56% # of Policies

80% 82% 84% 86% 88% 2003 1Q04 2Q04 3Q04 Higher Customer Retention 85.5% 85.8% 86.2% 86.6%

2004 Estimate 210 - 220 2005 Plan 250 - 260 2005P Operating Earnings

2004 Estimate 210 - 220 Maintain Non-cat Loss Ratio - (54%) (3) - 3 2005 Plan 250 - 260 2005P Operating Earnings

2004 Estimate 210 - 220 Maintain Non-cat Loss Ratio - (54%) (3) - 3 Return to Avg. Cat Losses - (3.1%) 40 - 45 2005 Plan 250 - 260 2005P Operating Earnings

2004 Estimate 210 - 220 Maintain Non-cat Loss Ratio - (54%) (3) - 3 Return to Avg. Cat Losses - (3.1%) 40 - 45 Invest in Growth (15) - (20) 2005 Plan 250 - 260 2005P Operating Earnings

Increased Sales 2003 2004E 2005P 499 572 678 (Thousand) CAGR 16.6%

2004 Estimate 210 - 220 Maintain Non-cat Loss Ratio - (54%) (3) - 3 Return to Avg. Cat Losses - (3.1%) 40 - 45 Invest in Growth (15) - (20) Growth 7 - 12 2005 Plan 250 - 260 2005P Operating Earnings

2005P Operating Earnings 2004 Estimate 210 - 220 Maintain Non-cat Loss Ratio - (54%) (3) - 3 Return to Avg. Cat Losses - (3.1%) 40 - 45 Invest in Growth (15) - (20) Growth 7 - 12 Other 3 - 7 2005 Plan 250 - 260

Growth Initiatives Sales Power Tiering Targeted Advertising Leverage Technology Product

2002 2003 2004E 2005P 152 167 150.7 65 255 Summary of Operating Earnings ($ Millions) CAGR 19.1% 210-220 250-260 167 151

Forward Momentum 2005+ Accelerating Sales Combined Ratio Under 96% 20%+ Return on Economic Capital 15%+ Return on Required Capital Sustained 10% to 15% Operating Earnings Growth Investing In Our Future

William J. Toppeta, President MetLife International ..00 ..01 ..02 ..03 ..04 Investor Day 2004

International Mission Develop significant, profitable opportunities outside the U.S. Leverage core competencies Target attractive emerging markets in developing and mature economies

2004 Accomplishments 2003 2004P 2004E Premiums & Fees* 2,030 1,900-2,100 2,070 Operating Earnings 139 140-160 140-150 ($ Millions ) * Includes Other revenues Operating Earnings as presented exclude certain items. See Appendix for reconciliations.

2004: Leading in Several Markets Mexico #1 life insurer in market share Retaining >90% of government group coverages Korea First VUL writer Highly productive professional agents Chile #1 in annuities market share Projected #2 group life insurer India Second fastest growing group life writer Projected #4 group life market share Brazil #3 life insurer in new business growth (~80 in market) 12% share of total life market growth Note: Data sources include country trade associations, government regulatory agencies, and company data

2005 Key Initiatives Mexico Grow size/profitability of private institutional business Launch pension business Re-engineering program Korea Grow agency force by at least 25% Grow bancassurance by >100%; telemarketing by >20% Chile Grow group life business and bank distribution by > 100% Brazil Launch government worksite marketing Launch bank distribution

Mexico: 2005 Increasingly competitive market Flat premiums & fees Pressure on margins Growth focus Private institutional Pension business Re-engineering Strong profitability 2005P $105-115 million Operating Earnings

Return on Mexico Transaction Purchase price of approximately $950 million in 2002 Expected $400-500 million of cumulative dividends by year end 2005 Exceeded expectations Planned vs. actual Operating Earnings Future recurring Operating Earnings of $105-115 million annually Over 15% Return on Investment

Korea: An Attractive Market Investment Grade Sovereign debt rating Approximately 5.0% GDP growth rate Gross domestic savings >30% of GDP 7th largest life market in world 2003 life premiums: $42 billion

Korea: An Attractive Company Strong management team Organic growth rate >40% Approximately 20% of International's 2004 Operating Earnings Excellent sales and profitability 2005P $50-60 million Operating Earnings

Korea: Distribution and Products Sales by Channel Sales by Product Traditional & Pro-Agent fully integrated during 2004 ($ Millions) 2002 2003 2004 E 2005 P Pro Agency 86 126.3 357 400.8 Traditional 86.9 81.9 0 0 Telemarketing 20 18.3 30.3 44.6 Bancassurance 0 33.1 54 77.8 Institutional 0 0 4 6 2002 2003 2004 E 2005 P Whole Life 113 89.2 98.8 124.7 Variable UL 0 80.3 228.8 245.4 Annuities 41.4 69.1 80.7 99.1 Personal A&H 21.6 21 33.1 54 Institutional 0 0 4 5.7 176 260 445 529 529 445 260 176

Korea: Growth Opportunities Increase pro-agency force to 5,000 by 2007 Grow bancassurance and telemarketing Continued product innovation Strategic M & A Group pensions reform

International Goals 2005 - 2007 Grow Premiums, Fees & Other Revenues 13 - 15% annually Grow Operating Earnings 15 - 20% annually Attain leadership, top 5 by market share of new sales, in 3 to 6 countries Contribute 8 - 10% of MetLife Operating Earnings 30 million customers by 2010

Start-ups Growth Initiatives Business Process Reengineering Branding East 15 7 29 13 Investing in Our Future Start-ups Growth Initiatives Business Process Reengineering Branding East 39 12 20 12 2005 Plan: $82 (Pre-Tax) $38 $12 $20 Business Process Reengineering Start-ups Other Growth Initiatives $12 Branding 2004 Projected: $64 (Pre-Tax) Branding $29 $7 $15 $13 Start-ups Other Growth Initiatives Business Process Reengineering ($ Millions)

2003 2004E 2005P Actual 2030 1536 0 Est. 0 537 2300 Estimated International Premiums & Fees 2,070 Note: Includes Other revenues 2,300 ($ Millions) 2,030

2003 2004E 2005P Actual 139 130 0 Est. 0 14 160 International Operating Earnings 139 140-150 145-165 Estimated ($ Millions) Operating Earnings as presented exclude certain items. See Appendix for reconciliations.

Investor Day 2004 Shailendra Ghorpade, President & CEO MetLife Bank ..00 ..01 ..02 ..03 ..04

2003 Investor Day Summary Leverage MetLife's broad distribution Build direct-to-consumer distribution Attract target customer profile and deposits Create new customers for enterprise cross-sales Achieve profitability in 2005 Objective: create new enterprise customers and deepen existing relationships

Leveraging Distribution - Agents More than 2,800 agents are using the bank Average account size $48,700 Monthly new deposits $36M in '03 to $60M in '04 Over $1 billion in agent deposits 2002 2003 1Q04 2Q04 3Q04 2004E 2005P Deposits 0.085358 0.488691 0.642875 0.810033 0.952591 1.059309 0 0.092114 1.873815 Estimated Deposits

Leveraging Distribution - Institutional 250 companies with 2 million eligible employees Building second sale competencies -- segmentation, life- stage marketing, targeted communication Bank experience will have broader impact on all Voluntary product marketing 2002 2003 1Q04 2Q04 3Q04 2004E 2005P Eligibles 0.37312 1.195079 1.753039 1.863336 1.930426 2 0 0.048078 2.5 Estimated Eligibles

More than 1 of 2 new bank customers acquired direct $1.2 billion in deposits; $41,000 average balance Customer demographics: Upscale: age 50 +, college or post graduate degree, over $100,000 of investable assets Creating pipeline for future cross-sell Creating Distribution - Direct-to-Consumer

Deposits and Accounts Strong deposit and account growth Profitability projected in 2004, ahead of schedule 2002 2003 1Q04 2Q04 3Q04 2004E 2005P Deposits 0.30514 1.251454 1.591461 2.058512 2.300527 2.5 0 Accounts 9302 26127 30642 39524 45186 Dep 0.1 4.5 Accounts 45186 51000 99000 Estimated Deposits

Insurance Cross-sales 1 in 5 Bank customers own insurance products Pipeline for future sales growing 81% 19% % Bank customers who own: Insurance, annuities Bank products only Premiums/ '03-'04 ($mil) # Sales Deposits ($mil) Agent assisted sales 3,000 $ 19 Asset outflow capture $ 465

Customer Loyalty Customer Satisfaction 96% 95% 97% 96% 98% 94% 0% 25% 50% 75% 100% May Jun Jul Aug Sep Oct Likelihood to Recommend 90% 88% 87% 93% 88% 90% May Jun Jul Aug Sep Oct High customer satisfaction Strong affinity with MetLife brand Willing to consider insurance products

2004: Built sustainable business model, leveraging MetLife's unique capabilities -- brand, distribution, products 2005: Continue to scale customer and deposit growth Focus on building customer loyalty, lower expense structure, and improving profitability Cross-sell broad product offering from MetLife Summary

Appendix Reconciliations of Non-GAAP Financial Information ..00 ..01 ..02 ..03 ..04 Investor Day 2004

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at this conference and contained in the written materials provided include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings per diluted share and operating return on equity ("ROE"). MetLife believes these measures enhance the understanding and comparability of its performance by excluding the net effect of investment gains and losses and directly related charges or credits, net of income taxes, which can fluctuate significantly from period to period, and the cumulative effect of a change in accounting, net of income taxes, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as net income, excluding net investment gains and losses and directly related charges or credits, net of income taxes, and the impact from the cumulative effect of a change in accounting, net of income taxes. Discontinued operations and scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings per diluted share is calculated by dividing operating earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. Operating return on equity is calculated by dividing operating earnings as defined above by average equity for the period indicated, excluding accumulated other comprehensive income.

Explanatory Note on Non-GAAP Financial Information - Cont'd. For the historical periods presented, reconciliations of the non- GAAP measures used in this presentation to the most directly comparable GAAP measures are included in Appendix to this presentation and are on the Investor Relations portion of the Company's website (www.metlife.com). Additional information about MetLife's historical financial results is available in the Company's Quarterly Financial Supplements which may be accessed through the Company's Website. The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures. In this presentation, MetLife provides guidance on its future earnings, earnings per share and return on equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income.

Reconciliation of Net Income to Operating Earnings - Total Company ($ Millions)

Reconciliation of Net Income per Share to Operating Earnings per Share - Total Company

Return on Equity

Reconciliation of Net Income to Operating Earnings ($ Millions) Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital.

($ Millions) Reconciliation of Net Income to Operating Earnings Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital.

($ Millions) Reconciliation of Net Income to Operating Earnings Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital.

($ Millions) Reconciliation of Net Income to Operating Earnings Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital.

($ Millions) Reconciliation of Net Income to Operating Earnings Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital.

($ Millions) Reconciliation of Net Income to Operating Earnings Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital.

($ Millions) Reconciliation of Net Income to Operating Earnings Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital.

($ Millions) Reconciliation of Net Income to Operating Earnings Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital.

($ Millions) Reconciliation of Net Income to Operating Earnings Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital.

Reconciliation of Premiums, Fees and Other Revenues ($ Millions)

Reconciliation of Operating Expenses and Expense Ratio ($ Millions) The operating expense ratio is calculated by dividing operating expenses by premiums, fees and other revenues. The operating expense ratio, as presented is calculated by dividing operating expenses, as presented by premiums, fee and other revenues, as presented.